UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 21, 2007

Commission File Number 1-12043

OPPENHEIMER HOLDINGS INC.

Canada                                                98-0080034

(State of incorporation)            (IRS employer identification number)

PO Box 2015, Suite 1110

20 Eglinton Avenue West

Toronto Ontario Canada   M4R 1K8

(Address of principal executive offices) (Zip code)

(416) 322-1515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01. Other Events.

On December 17, 2007, the Company’s main operating subsidiary, Oppenheimer & Co. Inc. (“Oppenheimer”) submitted an Acceptance, Waiver & Consent (“AWC”) to the Financial Industry Regulatory Authority (“FINRA”) to settle any charges that may have been brought by FINRA in connection with the previously reported investigation into certain market timing activities conducted by several former Oppenheimer employees working out of a single branch office.  On December 21, 2007, the AWC was accepted by FINRA.  Pursuant to the AWC, Oppenheimer agreed to accept a censure, to pay a fine of $250,000 and to make a compensatory payment in an aggregate amount of $4,250,000 to certain mutual funds identified and set forth in a schedule to the AWC within thirty days.

As previously reported, the Company had set aside sufficient amounts to fully reserve for this matter.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Holdings Inc.

Date: December 27, 2007 By: "E.K. Roberts" --------------------------------- E.K. Roberts President and Treasurer (Duly Authorized Officer and Principal Financial Officer)